UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number :         811-09497

Dividend Growth Trust
58 Riverwalk Blvd, Building 2, Ste A, Ridgeland, SC  29936

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801
 (Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Copies to:

John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A Member firm of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS  66224

Date of fiscal year end:     09/30

Date of reporting period:   03/31/10

Item 1.  Reports to Stockholders.

Rising Dividend Growth Fund

Semi-Annual Report

March 31, 2010

Fund Advisor:

Dividend Growth Advisors, LLC
58 Riverwalk Boulevard
Building 2, Suite A
Ridgeland, SC  29936

Toll Free: (888) 826-2520

Management’s Discussion of Fund Performance
For the Semi-Annual Period Ended March 31, 2010

For many individuals and businesses, times remain quite difficult, but there are some encouraging signs.  Industrial production and capacity utilization levels are trending higher.  It would appear that the recession most likely ended sometime in the third quarter of last year, with the final months of the calendar year turning notably stronger – there was an annualized GDP growth rate of 5.6% for the fourth quarter according to the Commerce Department.1  Consensus estimates on Bloomberg as of March 31, 2010 suggest approximately 2.8% annualized real GDP growth for the first quarter of 2010 and almost 3% for annualized growth for the year.2  Despite what looks to be the early stages of an economic recovery, confidence among businesses, both large and small, has not been sufficiently strong to generate sustained employment hiring.  The good news is that, on balance, after a very challenging period in 2008 and 2009, corporate profitability appears to be heading in the right direction in 2010.  As profits build, confidence should emerge, and business investment and employee growth should follow.

The news for consumers and data points on their behavior has been diverse.  With the most recent employment report of 162,000 jobs created in March, we have seen the largest jump in hiring in over three years, and the third positive month of job growth since November.3  Uncertainty remains high among consumers, as the surveys demonstrate that they remain concerned about current business and labor opportunities.  According to Fair Isaacs, keeper of FICO scores, worrisome trends have emerged, particularly among high scoring FICO consumers.  According to FICO, “0.3% of consumers with FICO scores in the range of 760-789 (high quality borrowers) defaulted on real estate loans in 2009, compared to 0.1% (of those same borrowers) who defaulted on bankcards”.4  For some perspective, in 2005, the same consumers were three times more likely to default on their credit cards than their mortgages.5  Now that ratio has been turned on its head.  What does it imply about the health and confidence of the consumer when they would rather lose their house, than their ability to use credit cards?  As a whole, the difficult times impacting many consumers are the worst it has been since the Great Depression.  The good news is that with an expanding economy, confidence should build in the coming months.  This should positively influence consumer spending, house prices, business confidence, and the economy as a whole.

At present, 15.0 million workers are without jobs,6 the equivalent of every citizen in Alabama, Alaska, Arizona, and Arkansas.  Approximately 44% have been out of work more than 26 weeks.7  The Unemployment rate is 9.7%, and nationally, there are more than six workers for each available job.  Given the absolute numbers of the unemployed today, even an above average recovery will not be sufficient to reduce joblessness any time soon, and according to the White House, it will take until at least 2017 until the economy reaches “full employment”.8  The Federal Government has already extended jobless benefits several times and will need to formulate a strategy to address this type of long-term structural employment situation, both from a financial and a skills training perspective.

Adding to their difficulties, in prior employment downturns, many workers could relocate for job opportunities with relative ease, but the housing crisis has proven an additional barrier to mobility, as “underwater mortgages”, and slow sales are now the norm.  The recovery of employment will take a period of years to fix.  There is no easy way to create productive jobs.  Whether businesses are large or small, one of the important skills companies learned during the recent recession was to “do more with less.”  For businesses and their investors, this translates into good, or best, practices.  As for employees, it means working longer hours, living in a world of lower wage growth, and feeling good about just being employed.  For the unemployed, it means that jobs will be harder to find, and will likely pay less than they did prior to the recession.

Nearly a trillion dollars of Government-provided stimulus has likely produced some incremental benefit to the jobs picture,9 but we worry that much of the aid has not gone into sustainable job creation programs.  To make matters worse, there remains considerable uncertainty regarding corporate and personal taxes, the unintended consequences of the recent Health Care Reform, and potential new taxes to pay for the unprecedented level of recent government spending.  One of the commonly mentioned “new revenue sources” is a national sales tax, or “VAT Tax,” a concept with which overseas travelers may be familiar.  On a positive note, the recent election of the Republican Senator Scott Brown of Massachusetts provides the Republican minority an opportunity to moderate an ambitious Democratic agenda and increases the opportunity for legislative gridlock.  The stock and bond markets have historically interpreted a gridlocked legislative session positively.10  Furthermore, with a gridlocked legislative session, paired with a midterm election cycle, prospects for major legislative initiatives in areas such as Energy, Financial Reform, and Climate Change are reduced.  The upcoming midterm election is shaping up to be a referendum on the first two years of the Obama administration.  The consequences will be real and likely determine much of the legislative agenda until the next presidential election in 2012.  Unfortunately, this heated rhetoric can negatively affect confidence of consumers, businesses, and investors.

Recent budgetary problems in Europe, particularly Greece, have reminded investors how interconnected global markets have become.  It has further highlighted the complex nature of today’s financial markets, and the fragile nature of the recent recovery.  With concerns about global financial stability, the US Dollar has strengthened marginally over the short term, but longer term, we continue to feel that investors should be prepared for further downward pressure on the US Dollar.  The result of increased government spending requires historic levels of debt to be absorbed globally.  We are not entirely confident the demand will be there at current interest rates.  In addition, as the economy strengthens upward pressure on interest rates should materialize.

The Federal Reserve has finally begun the process of removing excess liquidity from the markets by raising the Discount Rate (the rate charged to banks that borrow reserves) to 0.75% from 0.50%.11  This move signals the Federal Reserve’s increasing confidence that financial markets are normalizing.  This action sends a positive signal to investors.

Though financial markets may be normalizing, the real estate markets, both residential and commercial, have significant problems to work through in the coming months and years.  The problems facing residential real estate are well known and will continue to cause problems for the distressed homeowners, as valuations find an equilibrium, mortgages are renegotiated (or not), and foreclosures clean the system.  Commercial real estate is not as complicated.  Too frequently, loans were made by lenders and investors to finance projects that cannot possibly be supported within the current commercial environment.  Many of these loans are coming due this year and next, and will require refinancing that will effectively wipe out substantial amounts of equity of the lenders and investors.  This is particularly troublesome for some of the smaller commercial banks, and community banks, which participated disproportionately in these projects.  It will likely take several years for the real estate markets to sort themselves out and begin to normalize.  Real estate troubles are something investors have seen before, and it is our view that the markets have largely discounted the impact and resolution of this process.

To summarize our assessment of the markets and economy, it appears that the worst has passed for investors, and the economy is experiencing the early stages of recovery.  For investors, this is familiar territory and the stock market has “voted” with a tremendous rally, as the S&P 500 Stock Index currently stands about 75% higher than the bear market low of last year.12  Investors have enjoyed strong returns across most asset classes, as prices have recovered, fear has waned, and investor confidence returned.  Few things make investors more bullish than a really good stock market rally.

On balance, we are conservatively optimistic about the market.  Generally speaking, we believe that fundamentals have been improving for most companies, and we will look for additional color when first quarter earnings are reported in the coming weeks.  Valuations appear to be reasonable, given what we know and foresee, and investor sentiment is quite constructive.  While problems certainly remain for the economy, the equity markets have made significant progress over the past year.  The major problems have been identified, and investors feel confident they can navigate around these problems.  Certainly some companies face enormous challenges and will continue to struggle, but we believe that high quality companies, those with conservative balance sheets, excellent managements, and leading market positions, this is a terrific opportunity to exploit their advantages and capitalize on the weaknesses of their competitors.

While we are certainly encouraged by many of the developments we see, sufficient uncertainties remain that we feel suggest a level of prudence in continuing to maintain a conservative posture and own only the very best dividend growth companies we can find that meet our criteria.  Fortunately, we continue to find a number of strong candidates for the portfolio that we feel confident can operate effectively on behalf of shareholders in these challenging times.  We anticipate that the portfolio will remain heavily skewed to necessary products and services, as demonstrated by our overweight of the energy pipelines, consumer staples, and healthcare.  We will also favor high quality companies that have shown a commitment to manage their businesses for the long term, and reward shareholders with favorable dividend policies.

In closing, we would like to provide our view on the Energy Master Limited Partnerships (MLPs).  We have used MLPs as bond substitutes for the past six years.  Our belief is that, in general, these types of securities provide high levels of current income from predictable sources.  In fact, over the years the distributions have increased which is, in our view, an advantage over bonds.  There is concern among some investors that rising interest rates may impact what investors are willing to pay for MLPs.  It is possible that circumstances in the credit markets may provide a less favorable environment for MLPs.  We are less concerned about this over the long term because of the potential for distribution increases.  As we observe the managements of our MLP holdings, we are impressed with the level of professionalism, experience, and sound business practices.  The services that they deliver are necessary for our economy, which provides a certain level of consistency from year to year.  We believe as investors search for yield –particularly after so many banks were forced to cut or eliminate their dividends - they will be drawn to MLPs.

Mutual Fund Performance Review for the First Half, Fiscal Year 2010

The tables and charts on later pages show the total returns for the various classes of shares of the Rising Dividend Growth Fund (the “Fund”) for the period ending March 31, 2010.  Evaluating returns for the most recent quarter, and using the “Class A” shares for the purpose of this comparison, the “Class A” shares rose on a total return basis 5.99% versus a 5.40% return for the S&P 500 Index.  When looking at returns for the first half of the fiscal year, or six month time period, and using the “Class A” shares for the purpose of this discussion, the “Class A” shares rose on a total return basis 14.20% versus a total return for the S&P 500 Index of 11.75%.

Looking to sources of performance for the most recent quarter ended March 31, 2010, positive stock selection in the Health Care and Energy sectors provided the bulk of the excess return, with positive allocation decisions in the Telecommunications Services and Utilities sector providing additional benefit.  Performance was negatively impacted by allocation and stock selection in the Industrial, Consumer Discretionary, Consumer Staples, and Financial sectors.  At the stock level, the largest contributors to performance were Novo-Nordisk, Teleflex, Williams Partners LP, and TEVA Pharmaceuticals.  The largest detractors to performance were Archer-Daniels-Midland, Linear Technologies, Linn Energy, and Meridian Biosciences.

Over the prior six months ended March 31, 2010, positive stock selection in the Energy Sector provided the majority of the excess return for the Fund.  Positive allocation and Stock selection also generated excess return in the Healthcare, Financial, and Telecommunications sectors.  Not owning any holdings in the Utilities sector had a small benefit to overall performance.  The largest negative contributor to Fund performance was caused by our stock selection in the Materials sector.  Stock selection and allocation were negative contributors to performance in the Information Technology, Consumer Staple, Consumer Discretionary, and Industrials sectors.  During the market rally over the past year, any cash held by the Fund took away from overall performance, and this period was no exception.  At the stock level, the largest contributors to positive Fund performance were Williams Partners LP, Teleflex, Novo-Nordisk, and TEVA Pharmaceuticals.  The largest equity detractors to Fund performance were Meridian Bioscience, Archer-Daniels-Midland, Ecolab, and Praxair.

As of March 31, 2010, when compared to the S&P 500 Index sector weightings, the Fund remains overweighted with the Healthcare, Energy, Consumer Staples, and Materials sectors, and underweighted in the Financial, Information Technology, Consumer Discretionary, Industrial, Utility, and Telecommunication Services sectors.  The largest sector exposure for the Fund, as of March 31st, remains Healthcare.  We continue to believe that an aging population will continue to provide sizable business opportunities for well-positioned healthcare companies.  Over the last six months, we have added positions in Cardinal Health and Novartis to the Fund within the Healthcare sector.  We anticipate Cardinal Health, whose principal business is the distribution of pharmaceuticals and other medical products to pharmacies, hospitals, and doctors offices will continue providing cost-effective value proposition to their customer base.  Novartis has leading positions in branded pharmaceuticals, cost-saving generic pharmaceuticals, preventive vaccines, diagnostic tools and consumer health products.  In the most recent quarter, shares of Johnson & Johnson were sold from the Fund.  Despite enormous controversy, the recent healthcare reform legislation should dramatically increase overall demand for healthcare products, with incremental new demand offsetting much, if not all, of the anticipated pricing compression in our view.

In the Consumer Discretionary sector, we established a position in the TJX Companies.  The TJX Companies operate the off-price value retailers TJ Maxx, Marshalls, Homegoods, and A.J. Wright in the U.S, as well five other formats in Canada and Europe.  In these difficult and uncertain times, we anticipate TJX should benefit as consumers focus on value and selection.  In the Industrials sector, we initiated a position in General Dynamics.  We believe General Dynamics diversified mix of business aviation and defense-oriented businesses are well positioned to benefit as the global economy improves.

We continue to view shares of Archer-Daniels-Midland (ADM) and Meridian Bioscience favorably, despite lagging the overall stock index average over the prior six months.  ADM is well positioned, in our view, to capitalize on the growing demand for food and food products, particularly among the developing economies.  Their fully integrated gathering, processing, and distribution businesses provide a unique opportunity to participate in the growing global demand for food products.  Shares of Meridian Bioscience responded negatively after the company lowered their earnings forecast for 2010.  The company manufactures medical diagnostic equipment and testing kits such as those found in doctors’ offices and hospitals.  We continue to expect a steady increase in demand for their products, and feel confident the shares offer excellent value.

We continue to believe that the fundamental valuation of quality companies, such as those within our rising dividend universe, is attractive.  We feel the Fund’s portfolio is well invested in what we view as high quality companies that should provide attractive returns for long-term investors.  It is our view that the current economic environment should improve in the coming months, but investors should remain conservatively positioned in well capitalized, fundamentally strong, and market leading companies.

The data points mentioned in this Management’s Discussion of Fund Performance are provided by Bloomberg Data Services for S&P sectors and by the Fund’s administrator (Unified Fund Services).

March 31, 2010

Thomas W. L. Cameron
Jere E. Estes, CFA®
C. Troy Shaver
Frederick L. Gaskin

1 Bureau of Economic Analysis, U.S. Department of Commerce, “GDP Rises in Fourth Quarter”, March 26, 2010

2 U.S. GDP Forecasts: Bloomberg Monthly Survey(Table), March 11, 2010

3 Bureau of Labor Statistics, U.S. Department of Labor, Economic News Release, “The Employment Situation – March 2010”

4 FICO Press Release, “FICO spots Disturbing Trends in Consumer Credit Behavior”, February 23, 2010

5 Ibid

6 Bureau of Labor Statistics, U.S. Department of Labor, Economic News Release, “The Employment Situation – March 2010”

7 Ibid

8 The Washington Post, April 2, 2010, “March Unemployment Rate Unchanged at 9.7%”, Page 3

9 About.Com, US Economy, “5 Hot Stocks for 2010,” December 29, 2009

10 Ned Davis Research, Inc. Chart of the Day, “Election Results and Possible Implication for Investments”, November 9, 2004

11 Federal Reserve Press Release, February 18, 2010

12 SPX Index Total Return Analysis, March 9, 2009-March 31, 2010

Fund Performance

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (888) 826-2520 or visit www.dividendgrowthadvisors.com.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*     Return figures reflect any change in price per share and assume the reinvestment of all dividends and distributions.
**      Class A commenced operations on March 18, 2004. For performance calculations, the inception date is March 23, 2004, the date the Fund first began to invest in accordance with its stated objective.
*** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees.  Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price.   The contingent deferred sales charge (“CDSC”) for Class A and C shares applies to redemptions that occur within one year from the date of purchase of such shares.  This CDSC is only applicable on Class A shares that are purchases over one million dollars.  This CDSC is only applicable on Class C shares that are redeemed in accounts that are established after March 1, 2010.  The fee is not applied to shares acquired through reinvestment of dividends or distributions.
**** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index;  however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class A and the S&P 500 Index

Rising Dividend Growth Fund Class A- $13,340
S&P 500 Index - $12,082
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Value
March-04
June-04
September-04
December-04
March-05
June-05
September-05
December-05
March-06
June-06
September-06
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
Date

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class C and the S&P 500 Index

$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
Value
March-05
June-05
September-05
December-05
March-06
June-06
September-06
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
Date

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class I and the S&P 500 Index

Rising Dividend Growth Fund, Class I - $10,739
S&P 500 Index - $8,867
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
Value
March-07
September-07
March-08
September-08
March-09
September-09
March-10
Date

The results shown for the Fund include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market index is unmanaged and does not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results.   Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings – (Unaudited)
    1As a percent of net assets.

Regardless of industry, the Rising Dividend Growth Fund will invest at least 80% of its assets in common stocks and master limited partnerships of dividend-paying domestic and foreign companies whose market capitalizations are at least $500 million.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges and/or  redemption fees on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2009 and held for the six months ended March 31, 2010.

Actual Expenses

The first line of the table on page 14 provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on page 14 provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments, contingent deferred sales charges, and/or  redemption fees on certain redemptions.  Therefore, the second line of the table below is useful for comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If addition, if these transactional costs were included, your costs would have been higher.

*Expenses are equal to Class A’s annualized net expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
**Assumes a 5.00% return before expenses.
***Expenses are equal to Class C’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
****Expenses are equal to Class I’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments
March 31, 2010
(Unaudited)

Common Stocks/Master Limited Partnerships - 94.00%	Shares	Value

Accident & Health Insurance - 1.81%
Aflac, Inc.	20,000	$1,085,800

Aircraft Engines & Engine Parts - 1.55%
United Technologies Corp.	12,600	927,486

Beverages - 2.63%
PepsiCo, Inc.	23,900	1,581,224

Bituminous Coal & Lignite Surface Mining - 2.13%
Natural Resource Partners, L.P.	48,700	1,276,914

Computer & Office Equipment - 3.97%
International Business Machines Corp. (IBM)	18,600	2,385,450

Crude Petroleum & Natural Gas - 2.06%
Linn Energy, LLC	48,000	1,234,560

Electromedical & Electrotherapeutic Apparatus - 2.22%
Medtronic, Inc.	29,600	1,332,888

Fats & Oils - 3.13%
Archer-Daniels-Midland Co.	65,100	1,881,390

Food & Kindred Products - 3.96%
Nestle SA (a)	46,450	2,378,240

General Industrial Machinery & Equipment - 0.59%
Illinois Tool Works, Inc.	7,500	355,200

Industrial Inorganic Chemicals - 3.46%
Praxair, Inc.	25,000	2,075,000

In Vitro & In Vivo Diagnostic Substances - 2.01%
Meridian Bioscience, Inc.	59,100	1,203,867

Investment Advice - 3.39%
Eaton Vance Corp.	60,700	2,035,878

Natural Gas Transmission - 6.77%
Energy Transfer Equity, L.P.	44,600	1,504,804
Enterprise Products Partners, L.P.	35,900	1,241,422
Williams Partners, L.P.	32,700	1,315,521
		4,061,747

Pharmaceutical Preparations - 11.23%
Novartis AG (a)	23,000	1,244,300
Novo Nordisk A/S (a)	38,100	2,938,272
Teva Pharmaceutical Industries, Ltd. (a)	40,600	2,561,048
		6,743,620

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments - continued
March 31, 2010
(Unaudited)

Common Stocks/Master Limited Partnerships - 94.00% - continued	Shares	Value

Pipe Lines (No Natural Gas) - 8.82%
Magellan Midstream Partners, L.P.	31,000	$1,473,430
NuStar Energy, L.P.	21,300	1,287,585
Plains All American Pipeline, L.P.	24,200	1,376,980
Sunoco Logistics Partners, L.P.	16,900	1,157,650
		5,295,645

Plastic Products - 2.43%
AptarGroup, Inc.	37,000	1,455,950

Retail - Drug Stores and Proprietary Stores - 1.98%
Walgreen Co.	32,000	1,186,880

Retail - Eating Places - 3.50%
McDonald's Corp.	31,500	2,101,680

Retail - Family Clothing Stores - 0.74%
TJX Companies, Inc.	10,500	446,460

Retail - Variety Stores - 3.01%
Wal-Mart Stores, Inc.	32,513	1,807,723

Semiconductors & Related Devices - 2.52%
Linear Technology Corp.	53,500	1,512,980

Services - Computer Processing & Data Preparation - 3.08%
Automatic Data Processing, Inc.	41,600	1,849,952

Services - Engineering, Accounting, Research, Management - 1.59%
Paychex, Inc.	31,000	951,700

Ship & Boat Building & Repairing - 0.53%
General Dynamics Corp.	4,100	316,520

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 5.19%
Ecolab, Inc.	28,300	1,243,785
The Procter & Gamble Co.	29,600	1,872,792
		3,116,577

Surgical & Medical Instruments & Apparatus - 6.29%
Becton, Dickinson & Co.	16,400	1,291,172
Teleflex, Inc.	38,800	2,485,916
		3,777,088

Telephone Communications - 1.54%
CenturyTel, Inc.	26,000	921,960

Totalizing Fluid Meters & Counting Devices - 1.35%
Badger Meter, Inc.	21,000	808,710

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.52%
Cardinal Health, Inc.	8,600	309,858

TOTAL COMMON STOCKS/MASTER LIMITED PARTNERSHIPS (Cost $41,637,987)		56,418,947

Money Market Securities - 7.40%
Fidelity Institional Money Market Portfolio - Institutional Shares, 0.25% (b)	4,445,073	4,445,073

TOTAL MONEY MARKET SECURITIES (Cost $4,445,073)		4,445,073

TOTAL INVESTMENTS (Cost $46,083,060) - 101.40%		$60,864,020

Liabilities in excess of other assets - (1.40)%		(842,713)

TOTAL NET ASSETS - 100.00%		$60,021,307

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the seven day yield at March 31, 2010.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
March 31, 2010
(Unaudited)

Assets
Investments in securities, at value (cost $46,083,060)	$60,864,020
Interest receivable	816
Dividends receivable	88,504
Receivable for investments sold	238,864
Receivable for Fund shares sold	152,972
Prepaid expenses	44,527
Total assets	61,389,703

Liabilities
Payable for investments purchased	1,240,344
Payable for Fund shares redeemed	54,981
Payable due to Advisor (a)	26,671
Accrued 12b-1 fees	18,361
Other accrued expenses	28,039
Total liabilities	1,368,396

Net Assets	$60,021,307

Net Assets consist of:
Paid in capital	$52,354,297
Accumulated undistributed net investment income (loss)	(1,017,484)
Accumulated net realized gain (loss) on investments	(6,096,466)
Net unrealized appreciation (depreciation) on investments	14,780,960

Net Assets	$60,021,307

Net Assets: Class A	$43,864,990

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	3,499,401

Net asset value per share	$12.54

Maximum offering price per share ($12.54 / 94.25%)	$13.31

Minimum redemption price per share ($12.54 * 99.00%) (b) (c)	$12.42

Net Assets: Class C	$4,064,297

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	322,242

Net asset value and offering price per share	$12.61

Minimum redemption price per share ($12.61* 99.00%) (c) (d)	$12.48

Net Assets: Class I	$12,092,020

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	949,314

Net asset value, offering and redemption price per share	$12.74

(a) See Note 5 in the Notes to the Financial Statements.
(b) A contingent deferred sales charge ("CDSC") of 1.00% may be charged on purchases of Class A shares of
$1,000,000 or more that are subsequently redeemed within 12 months of purchase. The CDSC fee may be waived for certain transactions, including those in which the redemption fee is charged.
(c) A redemption fee of 1.00% may be charged on redemptions of shares within 60 days of purchase.
(d) Effective with Class C accounts established after March 1, 2010, a CDSC fee of 1.00% may be charged on purchases that are subsequently redeemed within 12 months of purchase. The CDSC fee may be waived for certain transactions, including those in which the redemption fee is charged.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Operations
For the six months ended March 31, 2010
(Unaudited)

Investment Income
Dividend income (net of foreign withholding taxes of $10,408) (a)	$428,323
Interest income	4,758
Total Income	433,081

Expenses
Investment advisor fee (b)	214,180
12b-1 fees (Class A - $83,771; Class C - $20,302) (b)	104,073
Transfer agent expenses	51,344
Administration expenses	27,373
Legal expenses	23,088
Registration expenses	21,162
Fund accounting expenses	15,992
Miscellaneous expenses	14,185
Printing expenses	10,669
Auditing expenses	10,221
Insurance expenses	7,857
Custodian expenses	7,748
Trustee expenses	4,223
Pricing expenses	2,363
Total Expenses	514,478
Advisor fees waived (b)	(53,438)
Net operating expenses	461,040
Net Investment Income (Loss)	(27,959)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	1,707,147
Change in unrealized appreciation (depreciation)
on investment securities	5,946,872
Net realized and unrealized gain (loss) on investment securities	7,654,019
Net increase (decrease) in net assets resulting from operations	$7,626,060

(a) Dividend income is net of $505,715 of return of capital distributions and passive income/losses from master limited partnerships.
(b) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Six Months Ended
	March 31, 2010	Fiscal Year ended
	(Unaudited)	September 30, 2009
Operations
Net investment income (loss)	$(27,959)	$309,121
Net realized gain (loss) on investment securities	1,707,147	(7,141,026)
Change in unrealized appreciation (depreciation) on investment securities	5,946,872	6,414,447
Net increase (decrease) in net assets resulting from operations	7,626,060	(417,458)

Distributions
From net investment income, Class A	(348,887)	(208,499)
From net investment income, Class C	(20,788)	(14,785)
From net investment income, Class I	(108,280)	(85,837)
From return of capital distributions, Class A	-	(382,079)
From return of capital distributions, Class C	-	(27,094)
From return of capital distributions, Class I	-	(157,298)
Distributions in excess of net investment income, Class A	-	(289,924)
Distributions in excess of net investment income, Class C	-	(20,559)
Distributions in excess of net investment income, Class I	-	(119,358)
Total distributions	(477,955)	(1,305,433)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	1,958,097	3,107,873
Class C	346,302	436,250
Class I	2,957,083	6,295,986
Reinvestment of distributions
Class A	322,890	819,100
Class C	19,036	56,353
Class I	69,538	210,000
Amount paid for shares redeemed
Class A (b)	(3,618,346)	(8,054,467)
Class C (c)	(702,979)	(757,711)
Class I	(5,001,662)	(5,252,070)
Net increase (decrease) in net assets resulting from share transactions	(3,650,041)	(3,138,686)
Total Increase (Decrease) in Net Assets	3,498,064	(4,861,577)

(a) See Note 1 in the Notes to the Financial Statements.
(b) Redemption fees of $2,153 and $211 respectively, retained by the Fund are included.
(c) Redemption fees of $6 and $299, respectively, retained by the Fund are included.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets - continued

	Six Months Ended
	March 31, 2010	Fiscal Year ended
	(Unaudited)	September 30, 2009

Net Assets
Beginning of period	56,523,243	61,384,820

End of period	$60,021,307	$56,523,243

Accumulated undistributed net investment income (loss)	$(1,017,484)	$(511,570)
included in net assets

Capital Share Transactions - A Shares (a)
Shares sold	164,278	322,543
Shares issued in reinvestment of distributions	26,327	85,421
Shares redeemed	(304,656)	(850,837)

Net increase (decrease) from capital share transactions	(114,051)	(442,873)

Capital Share Transactions - C Shares (a)
Shares sold	28,693	41,932
Shares issued in reinvestment of distributions	1,544	5,858
Shares redeemed	(57,950)	(78,830)

Net increase (decrease) from capital share transactions	(27,713)	(31,040)

Capital Share Transactions - I Shares (a)
Shares sold	242,017	625,756
Shares issued in reinvestment of distributions	5,565	21,540
Shares redeemed	(421,191)	(493,925)

Net increase (decrease) from capital share transactions	(173,609)	153,371

(a) See Note 1 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each period

	Six Months Ended		For the fiscal years ended September 30,
	March 31, 2010
	(Unaudited)		2009	2008	2007	2006	2005

Selected Per Share Data
Net asset value, beginning of period	$ 11.07		$ 11.31	$ 13.60	$ 12.06	$ 10.86	$ 10.35

Income from investment operations
Net investment income (loss)	(0.01)		0.04	(0.01)	0.02	(0.06)	0.01
Net realized and unrealized gain (loss)	1.58		(0.04)	(1.95)	1.93	1.42	0.65
Total from investment operations	1.57		0.00	(1.96)	1.95	1.36	0.66

Less Distributions to shareholders:
From net investment income	(0.10)		(0.06)	-	(0.02)	-	(0.01)
From net realized gain	-		-	(0.05)	(0.23)	(0.03)	(0.01)
From tax return of capital	-		(0.10)	(0.27)	(0.12)	(0.09)	(0.13)
In excess of net investment income	-		(0.08)	(0.01)	(0.04)	(0.04)	-
Total distributions	(0.10)		(0.24)	(0.33)	(0.41)	(0.16)	(0.15)

Paid in capital from redemption fees (b)	-		-	-	-	-	-

Net asset value, end of period	$ 12.54		$ 11.07	$ 11.31	$ 13.60	$ 12.06	$ 10.86

Total Return (a)	14.20%	(c)	0.33%	-14.63%	16.25%	12.62%	6.36%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 43,865		$ 39,998	$ 45,894	$ 63,827	$ 43,566	$ 38,167
Ratio of expenses to average net assets	1.65%	(d)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	1.84%	(d)	1.92%	1.56%	1.94%	2.13%	3.04%
Ratio of net investment income (loss) to
average net assets	(0.16)%	(d)	0.51%	(0.05)%	0.19%	(0.36)%	0.12%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	(0.35)%	(d)	0.24%	0.04%	(0.11)%	(0.84)%	(1.27)%
Portfolio turnover rate	7.30%	(c)	39.40%	24.66%	31.09%	50.20%	48.91%

(a) Total return in the above table represents the rate that an investor (invested for the entire year) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.
(b) Redemption fees resulted in less than $0.005 per share in each year.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each period

	Six Months Ended		For the fiscal years ended September 30,					For the period ended
	March 31, 2010							September 30,
	(Unaudited)		2009	2008		2007	2006	2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 11.14		$ 11.39	$ 13.62		$ 12.08	$ 10.87	$ 10.51

Income from investment operations
Net investment income (loss)	(0.07)		(0.02)	(0.08)		-	(0.10)	-	(b)
Net realized and unrealized gain (loss)	1.60		(0.05)	(1.95)		1.85	1.40	0.38
Total from investment operations	1.53		(0.07)	(2.03)		1.85	1.30	0.38

Less distributions to shareholders:
From net investment income	(0.06)		(0.04)	-		-	-	-	(b)
From net realized gain	-		-	(0.05)		(0.23)	(0.03)	-
From tax return of capital	-		(0.08)	(0.15)		(0.06)	(0.04)	(0.02)
In excess of net investment income	-		(0.06)	(0.00)	(b)	(0.02)	(0.02)	-
Total distributions	(0.06)		(0.18)	(0.20)		(0.31)	(0.09)	(0.02)

Paid in capital from redemption fees (c)	-		-	-		-	-	-

Net asset value, end of period	$ 12.61		$ 11.14	$ 11.39		$ 13.62	$ 12.08	$ 10.87

Total Return (d)	13.77%	(e)	-0.37%	-15.04%		15.55%	12.01%	3.57%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 4,064		$ 3,898	$ 4,338		$ 5,505	$ 3,457	$ 880
Ratio of expenses to average net assets	2.25%	(f)	2.25%	2.25%		2.25%	2.36%	2.75%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	2.44%	(f)	2.52%	2.03%		2.54%	2.84%	3.59%	(f)
Ratio of net investment loss to
average net assets	(0.76)%	(f)	(0.10)%	(0.64)%		(0.41)%	(1.07)%	(1.02)%	(f)
Ratio of net investment loss to
average net assets before waiver
& reimbursement or recoupment	(0.95)%	(f)	(0.37)%	(0.42)%		(0.71)%	(1.55)%	(1.86)%	(f)
Portfolio turnover rate	7.30%	(e)	39.40%	24.66%		31.09%	50.20%	48.91%	(e)

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.
(b) Less than $0.01 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	Six Months Ended		For the fiscal years ended September 30,		For the period ended
	March 31, 2010				September 30,
	(Unaudited)		2009	2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 11.25		$ 11.50	$ 13.85	$ 12.80

Income from investment operations
Net investment income	0.03		0.09	0.09	0.01
Net realized and unrealized gain (loss)	1.58		(0.06)	(2.00)	1.10
Total from investment operations	1.61		0.03	(1.91)	1.11

Less distributions to shareholders:
From net investment income	(0.12)		(0.07)	-	(0.01)
From net realized gain	-		-	(0.05)	-
From tax return of capital	-		(0.12)	(0.37)	(0.04)
In excess of net investment income	-		(0.09)	(0.02)	(0.01)
Total distributions	(0.12)		(0.28)	(0.44)	(0.06)

Net asset value, end of period	$ 12.74		$ 11.25	$ 11.50	$ 13.85

Total Return (b)	14.36%	(c)	0.63%	-14.08%	8.61%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,092		$ 12,628	$ 11,153	$ 6,548
Ratio of expenses to average net assets	1.25%	(d)	1.25%	1.25%	1.25%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.44%	(d)	1.52%	1.44%	1.54%	(d)
Ratio of net investment income (loss) to
average net assets	0.36%	(d)	0.97%	0.40%	(0.59)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	0.17%	(d)	0.70%	0.21%	(0.29)%	(d)
Portfolio turnover rate	7.30%	(c)	39.40%	24.66%	31.09%	(c)

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements
March 31, 2010
(Unaudited)

NOTE 1.  ORGANIZATION

Dividend Growth Trust (the "Trust") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Trust currently offers shares of the Rising Dividend Growth Fund (“Fund”). Prior to April 14, 2005, the Fund offered Class A shares only.  Commencement of operations for Class A Shares was March 18, 2004;  for Class C Shares was April 14, 2005;  and Class I Shares was March 21, 2007.  The Fund currently offers three Classes of shares (“Class A”, “Class C” and “Class I”).  Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses.  Each Class of shares has exclusive voting rights with respect to matters that affect only that Class.  Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks and master limited partnerships of domestic and foreign companies that have increased their dividend payments to shareholders each year for the past ten years or more.  The Fund normally concentrates its investments in a group of 25-50 common stocks.  Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

Under the Trust's organizational documents each trustee, officer, employee, manager or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust and the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value as described in note 4.

When market quotations are not readily available, when the Dividend Growth Advisors, LLC ("Advisor" or "DGA") determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board.  As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale.  Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues.  Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor.  Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax.  The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually.  If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2010
(Unaudited)

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the six months ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

During the period the Fund did not incur any interest and penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended September 30, 2006 through September 30, 2009.  Management has considered uncertain tax positions for all open tax years, and concluded that there are none.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date.  Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  GAAP requires that certain components of the net assets be reclassified between financial and tax reporting.  Those reclassifications have no effect on the net assets or the net asset value per share.

Subsequent Events - Management has evaluated subsequent events and determined there were no material subsequent events.

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2010
(Unaudited)

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s  investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will generally be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will generally be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2010
(Unaudited)

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$35,428,221	$-	$-	$35,428,221

American Depositary Receipts*	9,121,860	-	-	9,121,860

Master Limited Partnerships*	11,868,866	-	-	11,868,866

Money Market Securities	4,445,073	-	-	4,445,073

Total	$60,864,020	$-	$-	$60,864,020
*Refer to the Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

The Trust retains Dividend Growth Advisors, LLC as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective.  As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has also agreed to waive its advisory fees and/or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, interest, taxes, dues, fees, costs of qualifying the Fund’s shares for sales and extraordinary expenses and the fees and expenses associated with acquired funds).   For the six months ended March 31, 2010, the Advisor earned fees of $214,180 and waived fees of $53,438.  At March 31, 2010, there was a net payable due to the Advisor in the amount of $26,671.  The Advisor is entitled to reimbursement of fees waived or reimbursed to the Fund if the actual operating expense ratios falls below the expense limits that were in place at the time such waivers and reimbursements occurred.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund.  The waived fees related to operating expenses subject to recovery, at September 30, 2009 were as follows and may not be ratably applicable to each class of shares:

Amount	To be repaid by September 30,

$38,057	2007
$61,553	2010
18,357	2011
144,352	2012

For the six months ended March 31, 2010, $53,438 of waived fees may be subject to repayment by the Fund to the Advisor through September 30, 2013.

The Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting.  For the sixmonths ended March 31, 2010, Unified earned $27,373 for administrative services provided to the Fund.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2010
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS – continued

The Fund also retains Unified to act as the Fund’s transfer agent.  Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.   For the six months ended March 31, 2010, Unified earned fees of $31,714 for transfer agent services provided to the Fund and $19,630 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.  For the six months ended March 31, 2010, Unified earned $15,992 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Huntington, to act as the principal distributor of its shares.  Huntington is also the parent company of Huntington National Bank, the Fund’s Custodian.

The Trust, on behalf of the Fund for Class A and Class C Share, has adopted a Distribution Plan (each “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which it is authorized to compensate the Distributor for payments to dealers or others with distribution fees as follows:  Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%.  Class C Shares: An annual distribution fee of 0.75% and an annual service fee of  0.25% of the Class C share’s average daily net assets for a total of 1.00%.  The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to:  payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund.  Class I shares are not subject to rule 12b-1 fees.

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders.  For the six months ended March 31, 2010, Class A incurred 12b-1 expenses of $83,771 and Class C incurred 12b-1 expenses of $20,302.  As of March 31, 2010, the Fund owed the Distributor $18,361 for 12b-1 expenses.

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. The Trust does not have any retirement plan for its Trustees. Each Trustee who is not an “interested person” of the Trust, as that term is defined in the 1940 Act, receives $1,000 per regular meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees also receive $500 for each special board meeting attended.  The Independent Chairman of the Board receives an additional $1,000 per meeting. The Chairman of the Audit Committee and the Chairman of the Nomination and Governance Committee each receives $500 per committee meeting chaired, for acting as Chairmen of such Committees.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2010
(Unaudited)

NOTE 6.  INVESTMENTS

For the six months ended March 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$-
Other	3,913,441

Sales
U.S. Government Obligations	$-
Other	7,661,066

As of March 31, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$14,933,587
Gross (Depreciation)	(152,627)

Net Appreciation (Depreciation)
on Investments	$14,780,960

At March 31, 2010, the aggregate cost of securities for federal income tax purposes was $46,083,060.  The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain passive losses earned through MLP’s.

NOTE 7.  ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2010
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended September 30, 2009, distributions from net investment income were paid quarterly and totaled $0.06 per share to Class A shareholders, $0.04 per share to Class C shareholders, and $0.07 per share to Class I shareholders. Return of capital distributions were paid quarterly and totaled $0.10 per share to Class A shareholders, $0.08 per share to Class C shareholders, and $0.12 per share to Class I shareholders. Distributions in excess of net investment income totaled $0.08 per share for Class A shareholders, $0.06 per share for Class C shareholders and $0.09 per share to Class I shareholders.

The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 is as follows:

	2009	2008

Ordinary income	$738,961	$68,786
Long-term capital gains	-	308,551
Return of Capital	566,472	1,534,148
Total distributions paid	$1,305,433	$1,911,485

For the six months ended March 31, 2010, quarterly income distributions totaling $0.0991, $0.0623, $0.1226 per share or $348,887, $20,788, and $108,280 on Classes A, C, and I, respectively, were paid.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Deferred post-October losses	$(6,806,907)
Capital loss carryforwards (see Note 9)	(996,706)
Unrealized appreciation	8,322,518

Distributable earnings	$518,905

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs, the deferral of post-October losses, and the treatment of capital loss carryforwards not yet available for tax purposes.

NOTE 9.  CAPITAL LOSS CARRYFORWARDS

In connection with the merger of the Capital Appreciation Fund, the Rising Dividend Growth Fund acquired capital loss carryforwards amounting to $788,226. Due to Internal Revenue Code limitations, $78,198, $177,507, $177,507, and $177,507 of this was available to offset realized gains during the fiscal years ended September 30, 2006, September 30, 2007, September 30, 2008, and September 30, 2009, respectively. The remainder ($177,507) will be available to use through September 30, 2010. The Fund has additional capital loss carryforwards of $819,199 which will be available to use through September 30, 2017.

Capital loss carryforwards are available to offset future realized gains.  To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and how the Fund voted those proxies during the most recent 12 month period ended June 30 is available  without charge, (1) upon request, by calling (888) 862-2520 and (2) on the SEC website at http://www.sec.gov.

TRUSTEES
Earl L. Mason, Chairman
C. Troy Shaver, Jr.
Roger B. Rainville
W. Thomas Smith, Jr.

OFFICERS
C. Troy Shaver, Jr., President
Edward Obuchowski, Treasurer and Principal Accounting Officer
Jere Estes, Assistant Treasurer
Frederick L. Gaskin, Secretary
Jane Cameron, Chief Compliance Officer
Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR
Dividend Growth Advisors, LLC
58 Riverwalk Boulevard
Building 2, Suite A
Ridgeland, South Carolina 29936

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, Indiana 46208

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group2041 West 141st Terrace, Suite 119
Leawood, KS  66224

CUSTODIAN
The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Unified Fund Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, Indiana  46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.   NOT APPLICABLE – disclosed with the annual report

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE – disclosed with the annual report

Item 4. Principal Accountant Fees and Services.  NOT APPLICABLE – disclosed with the annual report

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.   This schedule is filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)
The registrant's officers, including the principal executive officer and principal financial officer, concluded that, based on an evaluation of the registrant’s disclosure controls and procedures as of May 25, 2010, the registrant’s disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis and that material information relating to the registrant is made known to the Principal Executive Officer and Principal Financial Officer as appropriate to allow timely decisions regarding required disclosure

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Not Applicable – Only filed with the Annual.

(a)(2)
Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)                      Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is provided herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Dividend Growth Trust

By *           /s/ C. Troy Shaver, Jr.
   C. Troy Shaver, Jr., President and
   Principal Executive Officer

Date           6/2/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*           /s/ C. Troy Shaver, Jr.
                  C. Troy Shaver, Jr., President and
   Principal Executive Officer

Date           6/2/10

By*           /s/ Edward Obuchowski
  Edward Obuchowski, Treasurer and
  Principal Financial Officer

Date           6/2/10